Exhibit 99.1
                                 ------------
              CSC Computational Materials dated August 19, 2005.

                                                                  Exhibit 99.1


[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------




                               ABS New Transaction



                            Computational Materials
                            -----------------------

                                 $2,000,000,000

                                  (Approximate)


                                   CWHEQ, Inc.

                                    Depositor


                     CWHEQ REVOLVING HOME EQUITY LOAN TRUST,
                                 Series 2005-E


                     Revolving Home Equity Loan Asset Backed

                              Notes, Series 2005-E



                          [GRAPHIC OMITTED] Countrywide

                                   HOME LOANS
                           Sponsor and Master Servicer

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein regarding the mortgage loans is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[LOGO OMITTED] Countrywide(R)                      Computational Materials for
-----------------------------           CWHEQ Revolving Home Equity Loan Trust,
SECURITIES CORPORATION                                           Series 2005-E
A Countrywide Capital Markets Company
-------------------------------------------------------------------------------

                                                     Prepared: August 19, 2005


                         $2,000,000,000 (Approximate)

                Revolving Home Equity Loan Trust, Series 2005-E


         REVOLVING HOME EQUITY LOAN ASSET BACKED NOTES, SERIES 2005-E
         ------------------------------------------------------------


===================================================================================================================================
Class        Approximate       Note Rate                WAL             Payment Window          Last Scheduled         Expected
              Amount (1)                              (Years)        (Months) Call/Mat (2)       Payment Date           Rating
                                                    Call/Mat (2)                                                     (S&P/Moody's)

-----------------------------------------------------------------------------------------------------------------------------------
1-A          $880,000,000      LIBOR +               2.23 / 2.39        1 - 66 / 1- 135           Sept 2033            AAA / Aaa
                               [0.22](3)
-----------------------------------------------------------------------------------------------------------------------------------
2-A        $1,120,000,000                                              Not Offered Herein                              AAA / Aaa

-----------------------------------------------------------------------------------------------------------------------------------
Total      $2,000,000,000
===================================================================================================================================


(1)   Subject to a permitted variance of +/- 10%.
(2) Based on a collateral prepayment assumption of 40.00% CPR and a 10.00% draw rate, with respect to the Mortgage Loans and a settlement date of August 30, 2005.
(3) Subject to the lesser of (a) a fixed cap of 16.00% and (b) the related Net WAC, as more fully described herein. Additionally, the coupon for the initial interest accrual period shall be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR benchmarks).




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------


Transaction Participants
------------------------

Underwriter:                 Countrywide Securities Corporation (Lead Manager).

Sponsor and Master Servicer: Countrywide Home Loans, Inc. ("Countrywide").

Depositor:                   CWHEQ, Inc. (a limited purpose finance subsidiary of Countrywide Financial Corporation).

Custodian:                   Treasury Bank, National Association (an affiliate of the Sponsor and Master Servicer).

Note Insurer:                MBIA Insurance Corporation.

Indenture Trustee:           JP Morgan Chase Bank, National Association.

Owner Trustee:               Wilmington Trust Company.


Relevant Dates
--------------

Expected Closing Date:       August 30, 2005.

Expected Settlement Date:    August 30, 2005.

Cut-off Date:                August 23, 2005.

Interest Period:             Except with respect to the first Payment Date, the interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date and ending on the day prior to such Payment Date. For the first Payment Date, the Notes will accrue interest from the Closing Date through October 17, 2005.

Payment Date:                The fifteenth (15th) day of each month (or, if not a business day, the next succeeding business day), commencing October 17, 2005.

Collection Period:           With respect to any Payment Date, the calendar month preceding the Payment Date or, in the case of the first Collection Period, the period beginning on the Cut-off Date and ending on the last day of September 2005.


The Mortgage Loans
------------------

Description of
Mortgage Loans:              The Trust will consist of two groups of home equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements (the "Group
                             1 Mortgage Loans", "Group 2 Mortgage Loans", and each, a "Loan Group"). The Group 1
                             Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties with conforming loan balances based on maximum credit limits and will bear interest at rates that adjust based on the prime rate.  The Group 2 Mortgage Loans will be secured by second deeds of trust or mortgages on primarily one-to-four family residential properties and will bear interest at rates that adjust based on the prime rate.  The original principal balance of each class of Notes will exceed the aggregate Cut-off Date principal balance of the Mortgage Loans in the related Loan Group transferred to the Trust on the closing date.





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------

                             The actual pool of Mortgage Loans delivered to the Trust on the Closing Date is expected to have a Cut-off Date Balance of at least $1.97 billion (subject to a variance of +/- 10%).
                             The information presented in these Computational Materials for the Mortgage Loans, particularly in the collateral tables, which follow, reflects a statistical pool of
                             Mortgage Loans as of July 22, 2005. However, the characteristics of the statistical pool are expected to be representative of the final pool of Mortgage Loans actually delivered to the Trust on the Closing Date.


HELOC Amortization:          The Mortgage Loans are adjustable rate, home equity lines of credit ("HELOCs") which may be drawn upon generally for a period (the "Draw Period") of five (5) years (which, in most cases, may be extendible for an additional five (5) years with Countrywide's approval). HELOCs are generally subject to a fifteen (15) year repayment period following the end of the Draw Period during which the outstanding principal balance of the Mortgage Loan will be repaid in monthly installments equal to 1/180 of the outstanding principal balance as of the end of the Draw
                             Period.  A relatively small number of HELOCs are subject to a five (5), ten (10) or twenty (20)
                             year repayment period following the Draw Period during which the outstanding principal balance of the loan will be repaid in equal monthly installments.  Approximately 0.01% of the
                             Group 1 Mortgage Loans and approximately 0.03% of the Group 2 Mortgage Loans in the statistical pool, respectively, require a balloon repayment at the end of the Draw Period.
                             Approximately 4.80% of the Group 1 Mortgage Loans and approximately 20.69% of the Group
                             2 Mortgage Loans in the statistical pool, respectively, will have underlying senior mortgages which are negative amortization loans.

Cut-off Date Balance:        The aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date.


The Notes
---------

Description
of the Notes:                The Class 1-A and Class 2-A (which is not offered herein) Notes (together, the "Notes")
                             will be issued by CWHEQ Revolving Home Equity Loan Trust, Series 2005-E (the "Trust"). As
                             of the Closing Date, the aggregate principal balance of both classes of the Notes will be
                             $2,000,000,000 (subject to a permitted variance of +/- 10%).

Federal Tax Status:          It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes.

Registration:                The Notes will be available in book-entry form through DTC, Clearstream and the Euroclear
                             System.

Note Rate:                   Except as noted below, each class of Notes will accrue interest during each Interest Accrual
                             Period at a rate equal to the least of: (a) one-month LIBOR, plus [0.22]%, (b) the Net WAC of the Mortgage Loans in the related Loan Group, and (c) 16.00%. With respect to the initial Interest Accrual Period only, the rate calculated in clause (a) above will be based on an interpolated mid-point LIBOR (using the 1-month and 2-month LIBOR as benchmarks).

Net WAC:                     The "Net WAC" of the Group 1 or Group 2 Mortgage Loans shall mean the weighted average of the loan rates of the Group 1 or Group 2 Mortgage Loans (as applicable), weighted on the basis of the daily average balance of each Mortgage Loan in the applicable Loan Group during the related billing cycle for the Collection Period relating to the Payment Date, net of the Expense Fee Rate.

Expense Fee Rate:            For any Payment Date, the "Expense Fee Rate" shall be an amount equal to the sum of (i) the servicing fee rate, (ii) the note insurer premium rate times a fraction, the numerator of which is



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------

                             the Note principal balance of the applicable class of Notes and the denominator of which is the related Loan Group Balance, and (iii) commencing with the Payment Date in October 2006, the Note Insurer Carve-out Rate. The "Note Insurer Carve-out Rate" for any given Payment
                             Date on and after the October 2006 Payment Date shall be equal to 0.50%.

Basis Risk Carryforward:     On any Payment Date the "Basis Risk  Carryforward"  for either Class of Notes will equal, the sum of (x) the excess of (a) the amount of interest that would have accrued on such Notes during the related Interest Accrual Period without giving effect to the related
                             Net WAC cap, over (b) the amount of interest that actually accrued on such Notes during such period, and (y) any Basis Risk Carryforward remaining unpaid from prior Payment Dates together with accrued interest thereon at the Note Rate without giving effect to the related Net WAC cap. The Basis Risk Carryforward will be paid to the related class of Notes to the extent funds are available from the Mortgage Loans in the related Loan Group as set forth in "Group 1 Distributions of Interest" or "Group 2 Distributions of Interest" (as
                             applicable), below.

Group 1
Distributions of Interest:   Investor interest collections related to the Group 1 Mortgage Loans are to be applied in the following order of priority:

                             1.  Note insurance policy premium of the Note Insurer with respect to the Group 1 Mortgage
                                 Loans;
                             2.  Accrued monthly interest on the Class 1-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                             3.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                             4.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                             5.  To the Class 2-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk
                                 Carryforward), that remains unpaid after taking into account the payments of Investor
                                 Interest Collections from the Group 2 Mortgage Loans;
                             6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 1 Mortgage Loans;
                             7.  Paydown of the Class 1-A Notes to create and maintain the required level of overcollateralization;
                             8.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                 Collections related to the Group 2 Mortgage Loans;
                             9.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor
                                 Interest Collections related to the Group 2 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture);
                             10. Payment of any other amounts owed to the Note Insurer with respect to the Group 1
                                 Mortgage Loans;
                             11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 1-A Notes;
                             12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 2 Mortgage Loans;
                             13. Basis Risk Carryforward related to the Class 1-A Notes; and
                             14. Any excess cash flow to the holder of the Transferor Interest.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------

                             In the circumstances described in the prospectus supplement, Investor Loss Amounts for a
                             Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                             Subordinated Transferor Collections for the unrelated Loan Group.

Group 2
Distributions of Interest:   Investor interest collections related to the Group 2 Mortgage Loans are to be applied in the following order of priority:

                             1.  Note insurance policy premium of the Note Insurer with respect to the Group 2 Mortgage
                                 Loans;
                             2.  Accrued monthly interest on the Class 2-A Notes at the related Note Rate, as calculated above, together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk Carryforward);
                             3.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date;
                             4.  To the Class 2-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates to the extent not previously reimbursed, absorbed or funded (as provided in the indenture);
                             5.  To the Class 1-A Notes, accrued monthly interest at the related Note Rate together with any overdue accrued monthly interest from prior periods (exclusive of Basis Risk
                                 Carryforward), that remains unpaid after taking into account the payments of Investor
                                 Interest Collections from the Group 1 Mortgage Loans;
                             6.  Reimbursement to the Note Insurer for prior draws on its insurance policy (with interest thereon) relating to the Group 2 Mortgage Loans;
                             7.  Paydown of the Class 2-A Notes to create and maintain the required level of overcollateralization;
                             8.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for such Payment Date, to the extent not covered by Investor Interest
                                 Collections related to the Group 1 Mortgage Loans;
                             9.  To the Class 1-A Notes in respect of Investor Loss Amounts allocable to such Notes (as described below) for previous Payment Dates, to the extent not covered by Investor
                                 Interest Collections related to the Group 1 Mortgage Loans and not previously reimbursed, absorbed or funded (as provided in the indenture) ;
                             10. Payment of any other amounts owed to the Note Insurer with respect to the Group 2
                                 Mortgage Loans;
                             11. Payment to the Master Servicer of amounts for which the Master Servicer is entitled pursuant to the sale and servicing agreement with respect to the Class 2-A Notes;
                             12. Reimbursement to the Note Insurer for prior draws on its insurance policy and any other amount owed to the Note Insurer, in each case with respect to Group 1 Mortgage Loans;
                             13. Basis Risk Carryforward related to the Class 2-A Notes; and
                             14. Any excess cash flow to the holder of the Transferor Interest.

                             In the circumstances described in the prospectus supplement, Investor Loss Amounts for a
                             Class of Notes may be funded or absorbed by the Allocated Transferor Interest and
                             Subordinated Transferor Collections for the unrelated Loan Group.

Distributions of Principal:  Collections of principal related to the Mortgage Loans in each Loan Group are to be applied to the related class of Notes in the following order of priority:



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------

                             1.  During the Managed Amortization Period (as described below), the amount of principal payable to the holders of a class of Notes for each Payment Date will equal, to the extent funds are available from the related Loan Group, the lesser of (a) the product of (i) the Investor Fixed
                                 Allocation Percentage (as defined below) for those Notes, and (ii) principal collections from the related Loan Group relating to such Payment Date (such product, the "Maximum Principal
                                 Payment"), and (b) principal collections from the related Loan Group for the related Payment
                                 Date less the sum of additional balances created from new draws on the Mortgage Loans in that
                                 Loan Group during the related Collection Period (but not less than zero). The amount of principal payable to the holders of a class of Notes for each Payment Date shall be reduced by the dollar amount of any Excess Overcollateralization Amount (as defined in the Indenture) for that Loan Group for the related Payment Date.

                                 The "Managed Amortization Period" for each class of Notes shall mean the period beginning on the Closing Date and, unless a Rapid Amortization Event (i.e., certain events of default or other material non-compliance by the Sponsor under the terms of the related transaction documents) shall have earlier occurred, through and including the Payment Date in September
                                 2010.

                                 The "Investor Fixed Allocation Percentage" for any Payment Date and each Class of Notes will be calculated as follows: (i) on any date on which the related Allocated Transferor
                                 Interest is less than the related Required Transferor Subordinated Amount, 100%, and (ii)
                                 on any date on which the related Allocated Transferor Interest equals or exceeds the related Required Transferor Subordinated Amount, 99.00%.

                             2.  After the Managed Amortization Period, the amount of principal payable to the holders of each class of Notes on a payment date will be equal to the related Maximum
                                 Principal Payment minus the Excess Overcollateralization Amount.

Optional Termination:        The Notes may be retired as a result of the owner of the Transferor Interest purchasing all of the mortgage loans then included in the trust estate on any payment date on or after which the aggregate principal balance of both classes of Notes is less than or equal to 10% of the initial aggregate principal balance of the Notes of both classes.

Credit Enhancement:          The Trust will include the following mechanisms, each of which is intended to provide credit support for the Notes:

                             1.  Excess Interest Collections. For any Loan Group, its Excess Interest Collections are the
                                 related investor interest collections minus the sum of (a) the interest paid to the related class of Notes, (b) the servicing fee retained by the Master Servicer for the Mortgage Loans in that Loan Group, and (c) the premium paid to the Note Insurer allocable to that Loan Group.
                                 Investor Interest Collections from a Loan Group will be available to cover losses on the
                                 Mortgage Loans in the related Loan Group first and then, if necessary, in the unrelated Loan
                                 Group.

                             2.  Limited Subordination of Transferor Interest (Overcollateralization). A portion of the
                                 Allocated Transferor Interest related to each Loan Group will be available to provide limited protection against Investor Loss Amounts in such Loan Group (as defined below) up to the
                                 Available Transferor Subordinated Amount for such Loan Group and then, if necessary for the unrelated Loan Group. The "Available Transferor Subordinated Amount" for each Loan Group is, for any Payment Date, the lesser of the related Allocated Transferor Interest and the related
                                 Required Transferor Subordinated Amount. The "Allocated Transferor Interest" for any Payment
                                 Date, will equal (a) the related Loan Group Balance of the related Loan Group at the last day of the related Collection Period and any amounts



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------


                                 otherwise payable on the Transferor Interest but retained in the Payment Account, minus
                                 (b) the Note Principal Balance of the class of Notes related to that Loan Group (after giving effect to the payment of all amounts actually paid on that class of Notes on that
                                 Payment Date). Subject to any step-down or step-up as may be permitted or required by the transaction documents, the "Required Transferor Subordinated Amount" for each Loan Group will be (i) prior to the date on which the step-down occurs, (x) 1.00% of the Cut-off Date
                                 Balance of the related Mortgage Loans plus (y) the OC Deficiency Amount of the unrelated
                                 Loan Group and (ii) on or after the date on which the step-down occurs and so long as a trigger event is not in effect, (x) 2.00% of the then current unpaid principal balance of the related Loan Group (subject to a floor equal to 0.50% of the Cut-off Date Balance of the related Loan Group) plus (y) the OC Deficiency Amount of the unrelated Loan Group. The
                                 Allocated Transferor Interest for each Loan Group will be less than zero on the Closing
                                 Date. The term "OC Deficiency Amount" shall have the meaning assigned to it in the
                                 Indenture, and shall generally be equal to the amount by which a class of Notes is required to be paid down to achieve its overcollateralization target.

                                 The initial aggregate principal balance of each class of Notes will exceed the aggregate
                                 Cutoff Date principal balance of the Mortgage Loans in the related Loan Group transferred to the issuer on the closing date. This excess represents an undercollateralization of approximately 1.50% of the original principal balance of each class of Notes.

                             3.  Surety Wrap. The Note Insurer will issue a note insurance policy, which will guarantee the timely payment of interest and the ultimate repayment of principal to the holders of the Notes.
                                 The policy does not cover payment of Basis Risk Carryforward.

Investor Loss Amounts:       With respect to any Payment Date and each Class of Notes, the amount equal to the product of (a)
                             the applicable Investor Floating Allocation Percentage (as defined below) for such Payment Date and such Class of Notes, and (b) the aggregate of the Liquidation Loss Amounts for such Payment
                             Date from Mortgage Loans in the relevant Loan Group. The "Investor Floating Allocation
                             Percentage," for any Payment Date and each Loan Group shall be the lesser of 100% and a fraction, the numerator of which is the related Note Principal Balance and the denominator of which is the Loan Group Balance of the related Mortgage Loans at the beginning of the related
                             Collection Period. The "Loan Group Balance" for each Loan Group and any Payment Date is the aggregate of the principal balances of the related Mortgage Loans as of the last day of the related Collection Period (as may be adjusted by Loss Utilization Amounts as described in the indenture). "Liquidation Loss Amounts" for any liquidated Mortgage Loan and any Payment Date is the unrecovered principal balance of such Mortgage Loan at the end of the Collection Period in which such Mortgage Loan became a liquidated Mortgage Loan, after giving effect to its net liquidation proceeds.

ERISA Eligibility:           Subject to the considerations in the prospectus supplement, the Notes are expected to be eligible for purchase by certain ERISA plans. Prospective investors must review the related prospectus and prospectus supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Notes.

SMMEA Treatment:             The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

                             [Collateral Tables and Discount Margin Tables to follow]



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
SECURITIES CORPORATION
A Countrywide Capital Markets Company
-----------------------------------------------------------------------------------------------------------------------


                                               Discount Margin Tables (%)


Class 1-A (To Call) (1)
-----------------------------------------------------------------------------------------------------------------------------
       CPR                 22%           25%           35%           40%            45%           50%             52%
-----------------------------------------------------------------------------------------------------------------------------
   DM @ 100-00                   20            20           20             20            20             20               20
-----------------------------------------------------------------------------------------------------------------------------
    WAL (yr)                   5.03          4.28         2.70           2.23          1.87           1.58             1.48
-----------------------------------------------------------------------------------------------------------------------------
    MDUR (yr)                  4.38          3.79         2.49           2.08          1.76           1.50             1.41
-----------------------------------------------------------------------------------------------------------------------------
Principal Window
   Beginning                  Oct05         Oct05        Oct05          Oct05         Oct05          Oct05            Oct05
-----------------------------------------------------------------------------------------------------------------------------
Principal Window
      End                     Aug16         May15        Mar12          Mar11         May10          Aug09            May09
-----------------------------------------------------------------------------------------------------------------------------
  (1) Based on a 10% draw rate.


Class 1-A (To Maturity) (1)
-----------------------------------------------------------------------------------------------------------------------------
       CPR                 22%           25%           35%           40%            45%           50%             52%
-----------------------------------------------------------------------------------------------------------------------------
   DM @ 100-00                   20            20           20             20            20             20               20
-----------------------------------------------------------------------------------------------------------------------------
    WAL (yr)                   5.28          4.52         2.90           2.39          2.01           1.71             1.61
-----------------------------------------------------------------------------------------------------------------------------
    MDUR (yr)                  4.53          3.94         2.63           2.21          1.87           1.61             1.52
-----------------------------------------------------------------------------------------------------------------------------
Principal Window
   Beginning                  Oct05         Oct05        Oct05          Oct05         Oct05          Oct05            Oct05
-----------------------------------------------------------------------------------------------------------------------------
Principal Window
      End                     Feb25         Jun23        Sep18          Dec16         Jul15          Mar14            Sep13
-----------------------------------------------------------------------------------------------------------------------------
  (1) Based on a 10% draw rate.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.



[LOGO OMITTED] Countrywide(R)                                                               Computational Materials for
-----------------------------
SECURITIES CORPORATION                                            CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                Group 1
-----------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

                                     Summary of Loans in Statistic Calculation Pool
                                                (As of Calculation Date)

                                                                                                       Range
                                                                                                       -----

Aggregate Principal Balance                                                $573,192,199
Aggregate Credit Limit                                                     $649,823,945
WA Coupon (Gross)                                                                7.374%           2.990% to 14.875%
WA Margin (Gross)                                                                2.308%           -0.250% to 8.625%
WA Maximum Rate                                                                 17.859%           6.000% to 21.000%
Average Principal Balance                                                       $35,122          $1,000 to $242,000
Average Credit Limit                                                            $39,818          $6,000 to $250,000
WA Remaining Term To Scheduled Maturity (months)                                    299               77 to 360
WA Combined Loan-to-Value Ratio                                                  88.31%           10.78% to 100.00%
AVG Credit Utilization Rate                                                      89.76%           1.00% to 101.00%
Origination Period                                                                             8/29/1997 to 7/21/2005
Secured by (% of pool)            1st Liens                                       0.00%
                                  2nd Liens                                     100.00%
WA Months to First Roll                                                            1.01
WA FICO                                                                             704
WA Second Mortgage Ratio                                                         24.26%           2.50% to 100.00%




---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States         Top 5 Prop                Doc Types                Top 5 Appr            Occ Codes         Delinq Status
 ------------         ----------                ---------                ----------            ---------         -------------
CA       16.26%    SFR        67.02%       REDUCE       30.91%      1004U         50.49%     OO     91.13%     Current    100.00%
FL       11.12%    PUD        17.78%       ALT          22.68%      PRPVAL        21.52%     INV    5.96%
AZ        6.00%    CND        10.85%       FULL         20.05%      1073C         8.74%      2H     2.90%
NV        5.68%    2-4U       3.33%        STREAM       19.55%      AS400VA       4.81%
IL        4.64%    CNDP       1.01%        SUPERS        6.82%      2055I         3.87%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-1


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                     Loan Programs
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF       AVERAGE      GROSS    REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL       BALANCE       WAC     TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
HELOC 10YDR/20YRP                     $22,413,309         576      3.91       $38,912      7.371   359.69      716          93.5
HELOC 3YDR/10YRP                          $57,415           4      0.01       $14,354     10.360    88.60      691          96.4
HELOC 5YDR/10YRP                         $217,088           4      0.04       $54,272      9.749   175.99      705          70.9
HELOC 10YDR/15YRP                    $550,309,080      15,730     96.01       $34,985      7.373   296.31      704          88.1
HELOC 15YDR/0YRP                          $35,205           2      0.01       $17,603     10.820   110.28      665          93.1
HELOC 15YDR/10YRP                        $160,102           4      0.03       $40,026      7.095   288.52      714          73.7
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00       $35,122      7.374   298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Principal Balances
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF       AVERAGE      GROSS    REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL       BALANCE       WAC     TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                     $7,926,951       1,229      1.38        $6,450      7.057    292.44     713          81.0
$10,000.01 - $20,000.00               $49,006,799       3,094      8.55       $15,839      7.540    294.96     705          86.5
$20,000.01 - $30,000.00              $104,308,676       4,043     18.20       $25,800      7.362    297.99     703          89.4
$30,000.01 - $40,000.00              $103,081,532       2,951     17.98       $34,931      7.486    298.72     707          90.6
$40,000.01 - $50,000.00               $82,428,785       1,813     14.38       $45,465      7.341    299.98     704          89.4
$50,000.01 - $60,000.00               $71,168,488       1,290     12.42       $55,169      7.348    299.96     706          90.6
$60,000.01 - $70,000.00               $54,245,329         829      9.46       $65,435      7.521    298.92     706          91.6
$70,000.01 - $80,000.00               $27,101,999         363      4.73       $74,661      7.255    300.20     699          85.1
$80,000.01 - $90,000.00               $18,025,324         210      3.14       $85,835      7.202    300.24     692          83.8
$90,000.01 - $100,000.00              $25,075,066         257      4.37       $97,568      7.116    299.57     691          79.8
$100,000.01 - $125,000.00             $15,177,858         135      2.65      $112,429      7.328    299.20     705          82.0
$125,000.01 - $150,000.00             $12,161,693          86      2.12      $141,415      7.041    298.84     714          78.9
$150,000.01 - $175,000.00              $2,086,267          13      0.36      $160,482      6.265    298.37     732          78.3
$175,000.01 - $200,000.00                $953,432           5      0.17      $190,686      7.033    299.21     687          66.4
$200,000.01 - $225,000.00                $202,000           1      0.04      $202,000     11.875    299.00     670          83.5
$225,000.01 - $250,000.00                $242,000           1      0.04      $242,000      7.250    299.00     725          77.8
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00       $35,122      7.374    298.70     704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                     Mortgage Rates
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 3.000                                  $30,000           1      0.01     $30,000       2.990    300.00      670          89.4
3.501 - 4.000                         $98,926,732       2,822     17.26     $35,056       3.990    299.25      695          82.2
4.001 - 4.500                          $6,475,950         155      1.13     $41,780       4.402    295.93      708          96.5
4.501 - 5.000                         $27,462,514         723      4.79     $37,984       4.840    298.32      712          94.9
5.001 - 5.500                            $508,974          14      0.09     $36,355       5.387    298.73      697          96.6
5.501 - 6.000                         $56,169,863       1,794      9.80     $31,310       5.980    299.26      714          94.0
6.001 - 6.500                         $32,089,860         923      5.60     $34,767       6.316    299.24      724          75.5
6.501 - 7.000                         $39,075,085         985      6.82     $39,670       6.787    302.73      717          77.2
7.001 - 7.500                         $32,677,262         873      5.70     $37,431       7.302    305.76      704          83.7
7.501 - 8.000                         $32,587,204         785      5.69     $41,512       7.838    306.90      705          86.3
8.001 - 8.500                         $43,640,350       1,354      7.61     $32,231       8.310    295.26      716          90.3
8.501 - 9.000                         $59,003,659       1,668     10.29     $35,374       8.785    296.85      719          93.8
9.001 - 9.500                         $28,624,826         858      4.99     $33,362       9.292    296.13      695          92.9


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-2


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                     Mortgage Rates
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000                        $54,828,175       1,515      9.57     $36,190       9.770    296.10      707          96.6
10.001 - 10.500                       $17,176,239         542      3.00     $31,690      10.351    294.58      694          93.8
10.501 - 11.000                       $16,966,194         506      2.96     $33,530      10.780    296.19      689          94.8
11.001 - 11.500                        $5,613,325         170      0.98     $33,020      11.394    288.12      682          95.2
11.501 - 12.000                        $4,060,449         134      0.71     $30,302      11.837    292.07      663          92.5
12.001 - 12.500                       $13,660,916         412      2.38     $33,158      12.307    295.71      616          79.8
12.501 - 13.000                        $2,913,797          72      0.51     $40,469      12.675    295.43      604          76.3
> 13.000                                 $700,823          14      0.12     $50,059      13.665    294.98      636          89.4
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00     $35,122       7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                              Months Remaining to Maturity
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
73 - 84                                   $13,400           1      0.00     $13,400       9.500     77.00      732          99.9
85 - 96                                   $44,015           3      0.01     $14,672      10.622     92.13      679          95.4
109 - 120                                 $35,205           2      0.01     $17,603      10.820    110.28      665          93.1
145 - 156                                 $23,776           1      0.00     $23,776      10.000    156.00      726          95.0
169 - 180                                $193,312           3      0.03     $64,437       9.719    178.45      702          67.9
205 - 216                                $174,578           4      0.03     $43,644       6.712    205.43      691          76.4
217 - 228                              $1,622,018          78      0.28     $20,795       8.120    223.29      681          81.3
229 - 240                              $9,960,780         418      1.74     $23,830       8.688    234.20      694          85.2
241 - 252                              $1,096,425          47      0.19     $23,328       9.642    241.24      686          94.3
253 - 264                                $634,830          27      0.11     $23,512       7.024    259.64      723          86.3
265 - 276                              $1,975,354         102      0.34     $19,366       7.352    272.72      726          86.8
277 - 288                              $4,662,248         230      0.81     $20,271       7.644    283.27      716          83.7
289 - 300                            $530,342,949      14,828     92.52     $35,766       7.339    298.08      704          88.2
337 - 348                                 $39,557           1      0.01     $39,557       7.125    338.00      734          84.9
349 - 360                             $22,373,752         575      3.90     $38,911       7.371    359.72      716          93.5
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00     $35,122       7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                              Combined Loan-to-Value Ratios
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
10.01 - 20.00                             $92,720           5      0.02     $18,544       7.336    298.62      690          14.4
20.01 - 30.00                          $1,388,829          36      0.24     $38,579       6.301    299.00      722          25.4
30.01 - 40.00                          $3,661,132         107      0.64     $34,216       6.362    295.01      711          36.0
40.01 - 50.00                          $7,659,284         233      1.34     $32,872       6.456    295.11      696          45.7
50.01 - 60.00                         $16,177,302         453      2.82     $35,711       6.221    296.98      707          55.5
60.01 - 70.00                         $45,354,526       1,163      7.91     $38,998       6.283    296.54      701          66.9
70.01 - 80.00                         $65,825,772       1,698     11.48     $38,767       6.476    296.70      690          77.5
80.01 - 90.00                        $159,601,006       5,434     27.84     $29,371       7.872    297.87      696          88.7
90.01 - 100.00                       $273,431,628       7,191     47.70     $38,024       7.593    300.28      713          98.4
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00     $35,122       7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-3


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution
--------------------------------------------------------------------------------------------------------------------------------
                                         CURRENT         # OF      % OF      AVERAGE     GROSS      REMG.              COMBINED
DESCRIPTION                              BALANCE         LOAN     TOTAL      BALANCE      WAC       TERM      FICO        LTV
--------------------------------------------------------------------------------------------------------------------------------
AK                                    $1,994,847           47      0.35      $42,444     7.169     298.94      690         88.7
AL                                    $7,413,980          273      1.29      $27,157     7.109     298.06      711         94.0
AR                                       $35,800            2      0.01      $17,900     6.000     299.54      709         94.6
AZ                                   $34,417,760          996      6.00      $34,556     7.602     297.58      706         90.9
CA                                   $93,222,681        2,109     16.26      $44,202     7.985     296.52      697         82.7
CO                                   $22,005,907          636      3.84      $34,600     7.059     297.78      712         94.0
CT                                    $4,969,733          125      0.87      $39,758     7.471     300.44      704         85.2
DC                                      $911,562           21      0.16      $43,408     6.431     297.00      706         82.0
DE                                      $971,916           29      0.17      $33,514     7.377     299.70      668         89.0
FL                                   $63,734,914        1,870     11.12      $34,083     7.583     298.90      710         88.0
GA                                   $14,448,783          457      2.52      $31,617     6.929     297.52      704         93.4
HI                                   $10,611,762          193      1.85      $54,983     7.018     300.96      704         80.6
IA                                    $1,781,745           73      0.31      $24,407     7.020     301.46      693         94.9
ID                                    $5,696,084          221      0.99      $25,774     7.777     295.34      711         88.1
IL                                   $26,600,579          747      4.64      $35,610     7.247     297.53      705         90.9
IN                                    $7,547,590          297      1.32      $25,413     6.617     297.40      707         93.3
KS                                    $3,369,774          113      0.59      $29,821     6.833     297.42      704         92.2
KY                                    $4,379,207          168      0.76      $26,067     6.750     297.15      703         91.3
LA                                    $4,268,547          166      0.74      $25,714     6.952     297.95      708         88.9
MA                                   $13,145,913          310      2.29      $42,406     6.797     299.40      704         83.9
MD                                   $11,386,363          271      1.99      $42,016     6.869     302.39      694         85.3
ME                                    $1,921,849           58      0.34      $33,135     6.332     303.74      701         88.6
MI                                   $17,895,470          594      3.12      $30,127     7.368     321.96      709         92.6
MN                                    $8,071,532          219      1.41      $36,856     7.027     297.57      706         91.0
MO                                    $7,783,582          295      1.36      $26,385     6.655     296.94      708         93.9
MS                                    $1,998,270           71      0.35      $28,145     7.202     298.96      693         91.4
MT                                    $4,110,688          138      0.72      $29,788     6.971     299.08      721         90.6
NC                                   $11,801,173          424      2.06      $27,833     6.839     298.78      700         93.3
ND                                      $296,941           12      0.05      $24,745     5.709     294.93      710         97.4
NE                                    $1,362,445           45      0.24      $30,277     7.570     293.48      711         94.3
NH                                    $4,104,335          108      0.72      $38,003     7.175     299.19      707         85.8
NJ                                   $19,816,139          468      3.46      $42,342     7.411     299.01      698         83.4
NM                                    $3,656,369          113      0.64      $32,357     7.094     298.22      706         89.6
NV                                   $32,558,087          844      5.68      $38,576     7.913     297.95      711         88.5
NY                                   $17,124,141          446      2.99      $38,395     7.066     298.28      698         80.8
OH                                   $11,233,642          421      1.96      $26,683     7.019     294.77      699         92.9
OK                                    $2,529,982          106      0.44      $23,868     7.189     292.40      706         92.9
OR                                    $7,383,671          206      1.29      $35,843     7.704     295.19      700         89.0
PA                                   $12,256,122          408      2.14      $30,040     6.932     298.24      699         88.4
RI                                    $2,030,493           56      0.35      $36,259     7.667     300.37      706         84.1
SC                                    $6,924,020          233      1.21      $29,717     7.465     300.08      710         93.9
SD                                      $283,089           12      0.05      $23,591     6.362     303.37      711         94.2
TN                                    $8,939,437          292      1.56      $30,615     6.592     296.28      708         93.2
TX                                    $2,742,009          101      0.48      $27,149     6.681     298.61      713         87.3
UT                                    $8,414,438          259      1.47      $32,488     7.562     296.42      710         93.0
VA                                   $15,438,078          401      2.69      $38,499     6.992     299.59      701         87.4
VT                                      $431,148           16      0.08      $26,947     7.361     297.18      692         88.7
WA                                   $21,041,508          557      3.67      $37,776     7.467     297.40      705         91.7
WI                                    $6,287,766          231      1.10      $27,220     6.833     301.41      701         91.7


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-4


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                 Geographic Distribution
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
WV                                       $960,370          36      0.17      $26,677      5.642    305.14      714          87.7
WY                                       $879,956          26      0.15      $33,844      7.017    293.74      715          88.3
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      FICO Ranges
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
841 - 850                                 $28,000           1      0.00      $28,000      6.250    293.00      842          43.6
821 - 840                                $666,723          24      0.12      $27,780      6.984    297.63      828          66.9
801 - 820                              $7,319,661         249      1.28      $29,396      6.906    298.13      807          84.6
781 - 800                             $27,240,353         825      4.75      $33,019      7.023    299.34      789          88.6
761 - 780                             $43,251,926       1,324      7.55      $32,668      7.069    300.84      770          87.8
741 - 760                             $57,690,763       1,679     10.06      $34,360      7.268    299.54      750          89.9
721 - 740                             $71,585,126       2,013     12.49      $35,561      7.297    299.56      730          90.5
701 - 720                             $89,609,708       2,445     15.63      $36,650      7.308    298.81      710          89.8
681 - 700                             $85,553,709       2,420     14.93      $35,353      7.302    299.14      690          89.6
661 - 680                             $91,431,436       2,532     15.95      $36,110      7.246    298.19      670          88.4
641 - 660                             $48,720,566       1,382      8.50      $35,254      7.607    296.91      652          85.9
621 - 640                             $33,888,902         988      5.91      $34,301      7.251    296.26      631          83.1
601 - 620                             $10,240,367         276      1.79      $37,103      9.994    296.78      613          79.9
581 - 600                              $3,700,750         101      0.65      $36,641     12.184    296.19      590          75.9
561 - 580                              $1,207,645          32      0.21      $37,739     11.917    296.97      572          79.2
<= 560                                 $1,056,565          29      0.18      $36,433     11.711    286.93      527          79.3
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                   Property Type Group
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
SFR                                  $384,167,056      11,021     67.02      $34,858      7.180    298.69      700          87.0
PUD                                  $101,930,328       2,788     17.78      $36,560      7.518    298.46      711          91.0
CND                                   $62,208,136       1,924     10.85      $32,333      7.830    299.62      717          91.6
2-4U                                  $19,097,188         418      3.33      $45,687      8.827    297.46      709          88.3
CNDP                                   $5,789,491         169      1.01      $34,257      8.040    298.16      717          90.4
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                      Gross Margins
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
<= 0.000                              $37,372,881       1,013      6.52      $36,893      5.279    297.82      738          71.6
0.001 - 0.250                         $17,089,910         439      2.98      $38,929      5.372    302.11      699          66.6
0.251 - 0.500                         $43,621,680       1,138      7.61      $38,332      5.709    299.08      715          77.6
0.501 - 0.750                         $15,450,628         358      2.70      $43,158      6.448    308.28      717          79.9
0.751 - 1.000                         $25,946,293         689      4.53      $37,658      6.716    307.50      721          88.5


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-5


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                      Gross Margins
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
1.001 - 1.250                         $26,924,235         725      4.70     $37,137       5.982    299.02      674          77.9
1.251 - 1.500                         $21,550,856         566      3.76     $38,076       6.653    305.93      718          92.7
1.501 - 1.750                         $21,596,827         528      3.77     $40,903       7.337    303.50      700          83.9
1.751 - 2.000                         $43,757,716       1,418      7.63     $30,859       6.811    296.40      723          90.8
2.001 - 2.250                         $30,852,598         942      5.38     $32,752       6.891    297.39      699          89.8
2.251 - 2.500                         $72,029,740       2,124     12.57     $33,912       7.254    297.50      730          96.1
2.501 - 2.750                         $22,238,967         603      3.88     $36,881       8.401    298.53      702          91.5
2.751 - 3.000                         $30,230,071         915      5.27     $33,038       7.577    296.98      680          91.5
3.001 - 3.250                          $6,969,478         227      1.22     $30,703       8.331    295.35      695          93.2
3.251 - 3.500                         $73,577,071       2,028     12.84     $36,281       8.143    297.78      697          97.7
3.501 - 3.750                         $10,690,776         381      1.87     $28,060       8.794    293.13      707          92.6
3.751 - 4.000                          $9,127,201         275      1.59     $33,190       9.493    297.08      689          93.3
4.001 - 4.250                         $10,013,819         334      1.75     $29,981       9.476    292.94      691          94.0
4.251 - 4.500                         $14,838,192         390      2.59     $38,047      10.182    296.76      682          96.3
4.501 - 4.750                         $10,190,436         348      1.78     $29,283       7.923    297.77      672          94.7
4.751 - 5.000                          $1,891,453          55      0.33     $34,390      10.457    296.55      681          94.8
5.001 - 5.250                          $4,383,239         135      0.76     $32,468      11.072    286.13      679          95.4
5.251 - 5.500                          $2,760,277          92      0.48     $30,003       9.018    289.08      661          96.6
5.501 - 5.750                          $2,160,224          74      0.38     $29,192      11.914    298.08      664          91.1
5.751 - 6.000                            $819,485          31      0.14     $26,435      11.513    287.70      661          93.8
6.001 - 6.250                         $12,479,635         374      2.18     $33,368      12.169    296.13      615          79.6
6.251 - 6.500                          $3,565,447          91      0.62     $39,181      12.290    296.32      599          75.1
6.501 - 6.750                            $282,242          12      0.05     $23,520      12.698    296.25      649          84.2
6.751 - 7.000                            $186,013           5      0.03     $37,203      13.105    298.08      656          89.0
7.001 - 7.250                            $370,184           6      0.06     $61,697      13.496    295.91      647          95.7
7.501 - 7.750                            $164,726           3      0.03     $54,909      13.913    291.84      623          79.2
8.501 - 8.750                             $59,900           1      0.01     $59,900      14.875    295.00      543          80.3
--------------------------------------------------------------------------------------------------------------------------------
2.308                                $573,192,199      16,320    100.00     $35,122       7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Utilization Range
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF     AVERAGE       GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL     BALANCE        WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 10.00                             $698,875         223      0.12      $3,134       6.906    292.82      735          73.9
10.01 - 20.00                          $2,082,084         285      0.36      $7,306       6.653    293.35      728          72.4
20.01 - 30.00                          $3,467,156         287      0.60     $12,081       6.416    295.02      722          73.3
30.01 - 40.00                          $5,060,018         316      0.88     $16,013       6.423    296.68      717          75.1
40.01 - 50.00                          $7,252,143         365      1.27     $19,869       6.463    297.05      715          74.4
50.01 - 60.00                          $9,848,568         386      1.72     $25,514       6.254    295.70      709          75.8
60.01 - 70.00                         $12,799,402         483      2.23     $26,500       6.478    297.68      704          79.1
70.01 - 80.00                         $16,085,391         496      2.81     $32,430       6.397    296.99      700          79.9
80.01 - 90.00                         $19,814,458         555      3.46     $35,702       6.489    294.52      699          80.3
90.01 - 100.00                       $494,709,968      12,890     86.31     $38,379       7.518    299.15      704          89.9
> 100.00                               $1,374,138          34      0.24     $40,416       8.329    284.79      706          92.2
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00     $35,122       7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-6


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                    Lifetime Rate Cap
--------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT       # OF      % OF      AVERAGE       GROSS    REMG.               COMBINED
DESCRIPTION                                BALANCE       LOAN     TOTAL      BALANCE        WAC     TERM     FICO           LTV
--------------------------------------------------------------------------------------------------------------------------------
6.000                                      $35,800          2      0.01      $17,900       6.000   299.54      709          94.6
9.000                                      $25,835          1      0.00      $25,835       8.125   257.00      772          95.0
11.750                                     $16,792          1      0.00      $16,792       8.125   227.00      729          90.0
11.949                                     $29,383          1      0.01      $29,383       9.750   291.00      664         100.0
12.000                                    $133,507          2      0.02      $66,753       7.230   321.92      708          87.9
12.125                                     $40,400          2      0.01      $20,200      12.125   300.00      579          67.5
12.250                                     $15,071          1      0.00      $15,071       9.125   231.00      686          90.1
12.375                                     $20,986          1      0.00      $20,986      12.375   299.00      586          73.9
12.500                                    $140,788          6      0.02      $23,465       7.733   233.07      669          79.2
12.625                                     $25,500          1      0.00      $25,500      12.625   300.00      594          79.5
13.500                                     $49,505          2      0.01      $24,752       9.602   241.70      702          87.1
16.000                                 $28,154,872        842      4.91      $33,438       6.948   299.65      699          86.2
17.000                                 $66,302,319      1,967     11.57      $33,707       7.547   298.89      710          88.0
18.000                                $463,170,864     13,062     80.81      $35,459       7.214   298.73      707          88.8
21.000                                 $15,030,578        429      2.62      $35,036      12.310   296.18      608          77.7
--------------------------------------------------------------------------------------------------------------------------------
17.859                                $573,192,199     16,320    100.00      $35,122       7.374   298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Draw Limit Range
--------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT       # OF      % OF      AVERAGE       GROSS    REMG.               COMBINED
DESCRIPTION                                BALANCE       LOAN     TOTAL      BALANCE        WAC     TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
$0.01 - $10,000.00                      $2,150,129        278      0.38       $7,734       8.173   292.29      704          87.5
$10,000.01 - $20,000.00                $39,912,497      2,757      6.96      $14,477       7.771   294.73      702          87.8
$20,000.01 - $30,000.00               $100,112,889      4,217     17.47      $23,740       7.412   297.80      704          90.3
$30,000.01 - $40,000.00               $100,382,404      3,103     17.51      $32,350       7.513   298.64      707          91.3
$40,000.01 - $50,000.00                $85,934,637      2,136     14.99      $40,232       7.307   299.79      704          89.0
$50,000.01 - $60,000.00                $70,390,423      1,375     12.28      $51,193       7.385   299.94      707          91.1
$60,000.01 - $70,000.00                $54,166,861        896      9.45      $60,454       7.550   298.67      706          91.9
$70,000.01 - $80,000.00                $29,087,635        457      5.07      $63,649       7.238   300.93      699          84.9
$80,000.01 - $90,000.00                $19,303,380        261      3.37      $73,959       7.037   300.18      695          83.8
$90,000.01 - $100,000.00               $35,179,892        485      6.14      $72,536       6.872   298.07      695          76.8
$100,000.01 - $125,000.00              $16,988,689        185      2.96      $91,831       7.220   300.75      706          81.7
$125,000.01 - $150,000.00              $14,620,722        130      2.55     $112,467       6.971   297.60      715          78.1
$150,000.01 - $175,000.00               $2,617,612         21      0.46     $124,648       6.243   296.05      730          77.8
$175,000.01 - $200,000.00               $1,803,211         15      0.31     $120,214       6.759   303.28      707          71.3
$200,000.01 - $225,000.00                 $202,000          1      0.04     $202,000      11.875   299.00      670          83.5
$225,000.01 - $250,000.00                 $339,217          3      0.06     $113,072       7.104   298.40      720          70.9
--------------------------------------------------------------------------------------------------------------------------------
                                      $573,192,199     16,320    100.00      $35,122       7.374   298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                        Lien Type
--------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT       # OF      % OF      AVERAGE       GROSS    REMG.               COMBINED
DESCRIPTION                                BALANCE       LOAN     TOTAL      BALANCE        WAC     TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
Second                                $573,192,199     16,320    100.00      $35,122       7.374   298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------
                                      $573,192,199     16,320    100.00      $35,122       7.374   298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-7


[LOGO OMITTED] Countrywide(R)                                                                        Computational Materials for
-----------------------------
SECURITIES CORPORATION                                                     CWHEQ Revolving Home Equity Loan Trust, Series 2005-E
A Countrywide Capital Markets Company
                                                                                                                         Group 1
--------------------------------------------------------------------------------------------------------------------------------

                                                      $573,192,199

--------------------------------------------------------------------------------------------------------------------------------
                                                   Delinquency Status
--------------------------------------------------------------------------------------------------------------------------------
                                           CURRENT       # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                                BALANCE       LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
Current                               $573,192,199     16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------
                                      $573,192,199     16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                    Origination Year
--------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT        # OF      % OF      AVERAGE      GROSS     REMG.               COMBINED
DESCRIPTION                               BALANCE        LOAN     TOTAL      BALANCE       WAC      TERM      FICO         LTV
--------------------------------------------------------------------------------------------------------------------------------
1997                                     $172,089           3      0.03      $57,363      6.713    205.36      689          76.3
1998                                     $613,511          28      0.11      $21,911      7.581    216.73      684          74.4
1999                                   $6,020,150         258      1.05      $23,334      8.128    230.33      695          82.7
2000                                   $6,134,153         263      1.07      $23,324      9.398    236.02      689          89.4
2001                                     $227,940          16      0.04      $14,246      7.144    255.40      741          86.1
2002                                     $857,832          31      0.15      $27,672      7.294    264.49      722          90.2
2003                                   $3,234,046         179      0.56      $18,067      7.356    276.94      726          83.7
2004                                  $14,648,664         525      2.56      $27,902      9.313    290.59      685          84.4
2005                                 $541,283,815      15,017     94.43      $36,045      7.291    300.72      705          88.5
--------------------------------------------------------------------------------------------------------------------------------
                                     $573,192,199      16,320    100.00      $35,122      7.374    298.70      704          88.3
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.



                                                        Page A-8